SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                FORM 8-K/A

            CURRENT REPORT PURSUANT To SECTION 13 OR 15 (d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)            July 21, 1995




                           HUNTER RESOURCES, INC.
          (Exact name of Registrant as specified in its Charter)




      Pennsylvania                   1-1705                    87-0205057
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)






     600 East Las Colinas Blvd., Suite 1200, Irving, Texas       75039
           (Address of principal executive offices)           (Zip Code)


                              (214)-401-0752
            (Registrant s telephone number, including area code)





        Page 1 of 7 pages contained in the sequential numbering system. The Exhibit Index is on Page 3 of the sequential numbering system.

PAGE
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CURRENT REPORT OF EVENTS

Item 2.   Acquisition of Assets.
--------------------------------
Magnum Petroleum, Inc., (Magnum) [Commission File No. 1-12508] executed on July 21, 1995 a definitive agreement (the Original Agreement ) to acquire all of the assets, subject to the existing liabilities, of Hunter Resources, Inc. (the Registrant or Hunter) . Pursuant to the Original Agreement and on the date it was executed, Magnum issued to the Registrant 2,750,000 shares of its restricted common stock as consideration for the assets acquired. Under the terms of the Original Agreement, approval of the transaction was subject to Hunter s shareholders approval. On December 19, 1995 to be effective December 22, 1995, Magnum completed the acquisition under a revised definitive agreement executed by voting shareholders owning in excess of 50 per cent of the outstanding shares of the Registrant. Under the terms of the revised agreement, Magnum issued an additional 2,335,077 shares of restricted common stock and 111,825 shares of its Series C preferred stock to Hunter. Collectively, the common stock and preferred stock issued in the acquisition are referred herein as the Magnum Shares.

On July 7, 1995, Magnum entered into a letter of intent (the Letter ) to exchange the Magnum Shares for all the assets of the Registrant, subject to the associated liabilities, and filed a Form 8-K with respect thereto, with the Commission. The Letter required that the Original Agreement be approved by Hunter shareholders and the board of directors of each of the two companies. On July 21, 1995, the Board approval was received from each board of directors, the Original Agreement was signed, Magnum issued the shares provided for under the Original Agreement to Hunter, and Hunter assigned all its assets, subject to the associated liabilities, to Magnum. On December 19, 1995 to be effective December 22, 1995, the acquisition was completed under a revised definitive agreement executed by voting shareholders owning in excess of 50 per cent of the outstanding shares of Hunter. Under the terms of the revised agreement, Magnum issued an additional 2,335,077 shares of restricted common stock and 111,825 shares of its Series C preferred stock to Hunter. Hunter's assets consisted of stock in wholly owned subsidiaries and stock ownership interests in Limited Liability Companies (the "Hunter Subsidiaries"). The Hunter Subsidiaries are engaged in four principal activities enumerated as follows:

     1) the acquisition, production and sale of crude oil, condensate and natural gas;
     2)   the gathering, transmission, and marketing of natural gas;
     3)   managing and operating producing oil and natural gas properties; and
     4) providing consulting and exporting services to facilitate the export of energy products from the United States to Latin America.

Magnum intends that the Hunter Subsidiaries will continue to operate in a manner similar to that conducted by Hunter.

In negotiating the number of Magnum Shares to be issued to Hunter for the acquisition of the Hunter Subsidiaries, consideration was given to the value of the assets of each of the Hunter Subsidiaries, the proved oil and gas reserves of the Hunter Subsidiaries (as applicable), and the market value of Magnum s common shares, prior to the commencement of negotiations through the date that the Letter was signed.

The Magnum Shares issued to Hunter represent approximately 44% of Magnum's common stock currently outstanding. After formal shareholder approval and registration of the Magnum Shares, Hunter intends to liquidate and distribute the Magnum Shares to Hunter shareholders, which number approximately 3,300 of record. After completion of the acquisition, every 3.916 shares of Hunter's common stock will be exchanged for one of the Magnum Shares. Gary C. Evans, Hunter s president and chief executive officer, will own, beneficially or of record, approximately 14.75% of Magnum s common stock and 17.89% of its Series C Preferred stock after the Magnum Shares have been distributed to the Hunter shareholders.

After execution of the revised agreement, Lloyd T. Rochford, the current President, Chief Executive and Financial Officer, and Chairman of the board of directors of Magnum, resigned as an officer and remained as Chairman. Hunter's officers appointed to the board were Matthew C. Lutz as Vice
Chairman and Gary C. Evans. Hunter directors James E. Upfield, Gerald Bolfing and Oscar Lindemann were also appointed to the board. The Registrant appointed Mr. Evans as President and Chief Executive Officer. Mr. Lutz was appointed Exploration and Business Development Manager and William C. Jones was appointed Secretary.

       2

Item 7.   Financial Statements and Exhibits
-------------------------------------------

a]   Exhibits:
                                                              Sequential
                                                       Page Number or Location
                                                       -----------------------
      Agreement and Plan of Reorganization and
        Plan of Liquidation dated July  21,1995                  <F1>


      Amendment to Agreement and Plan of Reorganization
        and Plan of Liquidation dated December 19, 1995.         Page 5

<F1> Incorporated by reference to Form 8-K/A dated July 21, 1995, filed on
     August 4, 1995.

       3


                                SIGNATURES


Pursuant to the requirements of Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




DATED: MARCH 20, 1996                   HUNTER RESOURCES, INC.



                                        By: /s/ Gary C. Evans
                                            Gary C. Evans
                                            President


       4


                               AMENDMENT TO
                   AGREEMENT AND PLAN OF REORGANIZATION
                          AND PLAN OF LIQUIDATION


     This Amendment dated December 19, 1995, to that certain Agreement and Plan of Reorganization and Plan of Liquidation for Hunter Resources, Inc., dated as of the 21st day of July, 1995, between Magnum Petroleum, Inc. ("Magnum"), a Nevada corporation, and Hunter Resources, Inc. ("Hunter"), a Pennsylvania corporation.

                                WITNESSETH

     Whereas, the parties have conducted combined operations since the Closing Date; and

     Whereas, the parties desire that the Effective Date shall be the date of this Amendment;

     Whereas, the parties desire to modify certain other terms of the Agreement and Plan of Reorganization and Plan of Liquidation dated as of the 21st day of July, 1995 (the Agreement);

     Now, therefore, in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.  The Shares of Magnum's Common Stock Being Exchanged.  Article I, Section
    ----------------------------------------------------
    1.2 shall be amended to provide:

    Magnum shall issue 5,085,077 shares of its $.002 par value common stock (the Magnum Stock) as the total consideration for the assets delivered by Hunter. Magnum shall register the Magnum Stock on a Form S-4 for the benefit of Hunter shareholders.

2.  Exchange of Preferred Stock.  Magnum shall exchange 111,825 shares of its
    ----------------------------
    $.001 par value preferred stock designated as Series C for all 90,133 shares of Hunter's outstanding preferred stock.

3.  Stock Option Plan.  Magnum agrees to establish an incentive stock option
    ------------------
    plan under which a total of 1,200,000 shares of Magnum common stock will be reserved for issuance upon exercise of options granted by the Board of Directors of Magnum after the Effective Date.

4.  Approval of Hunter's Shareholders.  Hunter shall prepare and file with
    ----------------------------------
    the Securities and Exchange Commission an Information Statement as described in rules under the Securities Exchange Act of 1934, as amended. The Information Statement shall describe the transactions contemplated by this agreement and the liquidation of Hunter. Thereafter, Hunter shall give appropriate notice to its shareholders and others holding any form of right to acquire common shares of Hunter and to conduct a special meeting of its shareholders to approve the matters described in the Information Statement. At the special meeting, officers, directors, and other affiliates of Hunter agree to vote the shares of Hunter set forth in Exhibit A entitled to vote to approve the transactions contemplated in this Agreement and the liquidation of Hunter.

       5

5.  Effective Date.  Article VII, Section 7.2 shall be amended to provide the
    ---------------
    Effective Date shall be December 22, 1995.

6.  The Agreement.  All other terms and conditions of the Agreement shall
    --------------
    remain the same.


                              MAGNUM PETROLEUM, INC.


                              By /s/ Lloyd T. Rochford
                                 Lloyd T. Rochford, President


                              HUNTER RESOURCES, INC.


                              By /s/ Gary C. Evans
                                 Gary C. Evans, President

VOTING SHAREHOLDERS
-------------------

/s/ Gary C. Evans                       /s/ Gerald W. Bolfing
Gary C. Evans                           Gerald W. Bolfing


/s/ James E. Upfield                    /s/ Matthew C. Lutz
James E. Upfield                        Matthew C. Lutz


/s/ Frances P. Evans                    /s/ Russell D. Talley
Frances P. Evans                        Russell D. Talley


By /s/ Richard R. Frazier               /s/ James R. Renfro
Frazier Energy Corporation              James R. Renfro


By /s/ Kevin Halter                     /s/ David H. Arrington
Halter Capital Corporation              David H. Arrington


/s/ Jesse Edwards
Jesse Edwards

       6

                                 EXHIBIT  A

                           HUNTER RESOURCES, INC.
                             VOTING SHAREHOLDERS




Directors                      Shares/Votes          Percentage
---------                      ------------          ----------
Gary C. Evans                     5180686}
                                    66667}              29.1
                                    90133}
                                 ---------
                                  5337486

Gerald W. Bolfing                 1244794                6.8

James E. Upfield                   110000                0.6

Matthew  C. Lutz                   300000                1.6


Officers and Employees
----------------------
Frances P. Evans                   128808                0.7

Russell D. Talley                  430750                2.3

Frazier Energy Corporation          62700                0.3

James R. Renfro                    150000                0.8


Affiliates and Other
--------------------
Halter Capital Corporation         252907                1.4

David H. Arrington                 516129                2.8

Jesse Edwards                     1709761                9.3


TOTAL                            10243335               55.8
                                 --------               ----


     Shares entitled to vote at December 18, 1995:    18354261

       7